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SECURITIES AND EXCHANGE COMMISSION
Washington D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2003

A.D.A.M., INC.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	0-26962 (Commission file number)	58-1878070 (I.R.S. Employer Identification No.)

1600 RiverEdge Parkway, Suite 100, Atlanta, Georgia 30328-4658
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (770) 980-0888

Item 7. Financial Statements and Exhibits

        The press release issued by A.D.A.M., Inc. on May 6, 2003 announcing its results for the first quarter of 2003 is filed herewith as Exhibit 99.1.

Item 9. Regulation FD Disclosure and Item 12. Disclosure of Results of Operations and Financial Condition

        On May 6, 2003, A.D.A.M., Inc. issued a press release announcing its results for the quarter ended March 31, 2003. A copy of the press release is furnished as part of this report and incorporated by reference in response to Items 9 and 12 of this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.D.A.M., Inc.
Date: May 8, 2003	By:	/s/ ROBERT S. CRAMER, JR. Robert S. Cramer, Jr. Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Name
99.1	Press Release dated May 6, 2003

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure and Item 12. Disclosure of Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX